UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020 (April 30, 2020)

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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition.

On April 30, 2020, Molina Healthcare, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter ended March 31, 2020, and the Company’s full year 2020 earnings guidance. The Company has also posted a slide presentation entitled “Molina Healthcare to Acquire Magellan Complete Care,” dated April 30, 2020, on the Company’s website, www.molinahealthcare.com. The full text of the press release and the slide presentation are included as Exhibit 99.1 and Exhibit 99.2, respectively, to this report. The information contained in the Company’s website is not part of this report.

Item 7.01.    Regulation FD Disclosure.

On April 30, 2020, the Company announced that it has entered into a definitive agreement to acquire the Magellan Complete Care line of business of Magellan Health, Inc. The full text of the press release is included as Exhibit 99.3 to this report.

Note: The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc., issued April 30, 2020, as to financial results of the first quarter ended March 31, 2020, and the Company’s full year 2020 earnings guidance.

99.2	Slide presentation entitled “Molina Healthcare to Acquire Magellan Complete Care,” dated April 30, 2020.

99.3	Press release of Molina Healthcare, Inc., issued April 30, 2020, regarding the definitive agreement to acquire the Magellan Complete Care line of business.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	April 30, 2020	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary